Exhibit 10.1



AMENDMENT NO. 1
TO
LOAN AND SECURITY AGREEMENT


		AMENDMENT NO. 1 effective as of May 14, 2004, executed June 15, 2004 between WESTERNBANK PUERTO RICO, a Puerto Rico Banking corporation ("Lender") and PUEBLO INTERNATIONAL, LLC ("Pueblo"), a Delaware limited liability company, FLBN CORPORATION (f/k/a Xtra Super Food Centers, Inc.), a Delaware corporation, PUEBLO ENTERTAINMENT, INC., a Delaware corporation, and FLBN-SUB BASE CORPORATION (f/k/a All Truck, Inc.), a Delaware corporation (hereinafter referred to individually as a "Borrower" and collectively as ("Borrowers"), and NUTRITIONAL SOURCING CORPORATION, a Delaware corporation ("NSC").

		The parties hereto are parties to a Loan and Security Agreement dated as of May 23, 2003 (the "Loan and Security Agreement") and wish to amend the Loan and Security Agreement in certain respects. Accordingly, the parties hereto agree as follows:

		Section 1. Definitions. Terms defined in the Loan and Security Agreement are used herein as defined therein.

		Section 2. Amendments. The Loan and Security Agreement is hereby amended as follows:

2.01 Section 9.15 of the Loan and Security Agreement is hereby amended in its entirety to read as follows:

"9.15  Adjusted Net Worth.  Borrowers and NSC shall maintain a consolidated Adjusted Net Worth of not less than (i) $13,000,000 at any time during the fiscal year ending October 31, 2004, (ii) $9,000,000 at any time during the fiscal year ending 2005, (iii) $8,000,000 at any time during the fiscal year ending on 2006 and (iv) $7,000,000 at any time during the fiscal year ending in 2007."

2.02 Section 9.16 of the Loan and Security Agreement is hereby amended by adding a new paragraph (c) at the end thereof to read as follows:

(c) Borrowers shall maintain Excess Availability of not less than $4,200,000(including the Suppressed Availability of $1,800,000.00) at all times that Adjusted Net Worth shall be less than $13,000,000."

2.03 Section 9.17 shall be amended by (i) deleting "1.5 to 1" and replacing it with "1.3 to 1" in paragraph (a) thereof and (ii) deleting "$25,000,000" and replacing it with "$22,000,000" in paragraph (b) thereof.

Section 3. Miscellaneous. Except as herein provided, the Loan and Security Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any and all of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the Commonwealth of Puerto Rico.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Loan and Security Agreement to be duly executed and delivered as of the day and year first above written.


LENDER:

WESTERNBANK PUERTO RICO

                                    /s/ Julia Fuentes
                                    -----------------------------
                                    Name:  Julia Fuentes
Title: Senior Vice President
       Business Credit Division

BORROWERS

PUEBLO INTERNATIONAL, LLC

                                    /s/ Daniel J. O'Leary
                                    -----------------------------
Name:  Daniel J. O'Leary
Title: Chief Financial Officer


FLBN CORPORATION
(f/k/a Xtra Super Food Centers, Inc.)

                                    /s/ Daniel J. O'Leary
                                    -----------------------------
Name:  Daniel J. O'Leary
Title: Chief Financial Officer


PUEBLO ENTERTAINMENT, INC.

                                    /s/ Daniel J. O'Leary
                                    -----------------------------
Name:  Daniel J. O'Leary
Title: Chief Financial Officer


FLBN-SUB BASE CORPORATION
(f/k/a All Truck, Inc.)

                                    /s/ Daniel J. O'Leary
                                    -----------------------------
Name:  Daniel J. O'Leary
Title: Chief Financial Officer










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